UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2021

PetMed Express, Inc. (Exact name of registrant as specified in its charter)
Florida	000-28827	65-0680967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 South Congress Avenue Delray Beach, FL 33445
(Address of principal executive offices) (Zip Code)

(561) 526-4444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	PETS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

PetMed Express, Inc. (the “Company”, “we”, or “our”) held its Annual Meeting of Stockholders in Delray Beach, Florida on July 30, 2021 (“Annual Meeting”). The proposals presented at the Annual Meeting are described in more detail in the Company’s Proxy Statement on Schedule 14A that was filed with the United States Securities and Exchange Commission (“SEC”) on June 18, 2021. As of June 1, 2021, the record date for the Annual Meeting, there were 20,269,313 shares of the Company’s common stock issued and outstanding and eligible to be voted at the Annual Meeting. A total of 15,334,220 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting. With a majority of the outstanding shares voting either by proxy or in person, our stockholders cast their votes as described below.

1. The director nominees listed below were elected at the Annual Meeting to serve as directors of the Company until the next annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation, or removal:

Proposal 1:	For	Against	Abstain	Broker Non-Votes

Election of Directors:
Leslie C.G. Campbell	10,225,147	713,967	36,137	4,358,969
Peter S. Cobb	10,772,226	171,875	31,150	4,358,969
Gian M. Fulgoni	9,028,792	1,913,074	33,385	4,358,969
Ronald J. Korn	9,057,402	1,547,627	370,222	4,358,969
Jodi Watson	10,737,243	208,522	29,486	4,358,969

2. An advisory resolution to approve named executive officer compensation was approved.

Proposal 2:

Advisory vote on the named executive officer compensation, as disclosed in the Company’s Proxy Statement for the Annual Meeting.

For	Against	Abstain	Broker Non-Votes

9,126,138	1,423,935	425,178	4,358,969

3. The appointment of RMS US LLP as the Company’s independent registered public accounting firm for fiscal year 2022 was approved.

Proposal 3:

To ratify the appointment of RSM US LLP as the independent registered public accounting firm for the Company to serve for the 2022 fiscal year.

For	Against	Abstain

14,956,127	298,969	79,124

4. A stockholder proposal regarding mandatory retirement age for directors was not properly presented at the Annual Meeting, as neither the stockholder proponent nor an authorized representative of the stockholder proponent attended the Annual Meeting to properly present the proposal, as required by SEC Rule 14a-8(h). If the proposal had been properly presented, the proposal would have received the following votes:

For	Against	Abstain	Broker Non-Votes

577,856	10,287,938	109,457	4,358,969

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2021

PETMED EXPRESS, INC.

By:	/s/ Bruce S. Rosenbloom
Name:	Bruce S. Rosenbloom
Title:	Chief Financial Officer

2